UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 25, 2024

BERKSHIRE HILLS BANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15781	04-3510455
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

60 State Street, Boston, Massachusetts	02109
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 773-5601, ext. 133773

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BHLB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On January 25, 2024, Berkshire Hills Bancorp, Inc. (the “Company”), the holding company for Berkshire Bank, announced its financial results for the fourth quarter and year ended December 31, 2023. The news release containing the financial results is included as Exhibit 99.1 and shall not be deemed “filed” for any purpose.

The Company conducted a conference call/webcast on January 25, 2024, to discuss the financial results for the quarter and provide guidance about expected future results. A telephone replay of the call will be available through February 1, 2024. The webcast will be available on the Company’s website at ir.berkshirebank.com for an extended period of time.

Item 7.01	Regulation FD Disclosure

The Company made available slides for a presentation that the Company utilized in connection with its conference call. A copy of the presentation can be found on the Company’s website at ir.berkshirebank.com.

Item 8.01	Other Events

The Company also announced that its Board of Directors has approved a stock repurchase program pursuant to which the Company may repurchase shares of Company common stock at a total cost of up to $40 million through December 31, 2024. The Company may conduct the repurchases through open market purchases, block trades, unsolicited negotiated transactions, pursuant to a trading plan that may be adopted in accordance with Securities and Exchange Commission Rule 10b5-1, or in any other manner that complies with the provisions of the Securities Exchange Act of 1934, as amended. The news release containing information about the stock repurchase program is included as Exhibit 99.1 and shall not be deemed "filed" for any purpose.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.
(b)	Pro Forma Financial Information. Not applicable.
(c)	Shell Company Transactions. Not applicable.
(d)	Exhibits.

	Exhibit No.	Description

	99.1	News Release dated January 25, 2024
	104.1	Cover Page for this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Berkshire Hills Bancorp, Inc.

DATE: January 25, 2024	By:	/s/ Nitin J. Mhatre
Nitin J. Mhatre
President and Chief Executive Officer